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                 SECURITIES AND EXCHANGE COMMISSION


                        Washington, DC 20549


                              Form 8-K

                           CURRENT REPORT



                   Pursuant to Section 13 or 15(d)
               of the Securities Exchange Act of 1934


                  Date of Report: March 27, 2000



                             AT&T CORP.

 A New York                Commission File        I.R.S. Employer
Corporation                  No. 1-1105            No.13-4924710



     32 Avenue of the Americas, New York, New York 10013-3412


                   Telephone Number (212) 387-5400



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Form 8-K                                                        AT&T Corp.
March 27, 2000


ITEM 5  OTHER EVENTS.

a)       AT&T Group 1999 Segment Financial Information

      AT&T is making available 1999 quarterly and annual financial information for AT&T Group's segments restated to reflect changes in accordance with the company's 2000 management model. This information is included in
      Exhibit 99.




c)       Exhibits

      Exhibit 99           AT&T Group 1999 Segment Financial Information



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Form 8-K                                                        AT&T Corp.
March 27, 2000



                               SIGNATURES


  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               AT&T CORP.




                             /s/  N. S. Cyprus
                             ----------------------------------
                             By:  N. S. Cyprus
                                  Vice President and Controller

March 27, 2000